宏佳地產代理有限公司

Tenancy Agreement
租賃合約

Ref.No./編號________

An Agreement made the 17th day of **May, 2021** between the Landlord and the Tenant as more particularly described in the Schedule I.
此合約由業主及租客(雙方資料詳列於附表一)於 2021 年 05 月 17 日訂立。
The Landlord lets and the Tenant takes the Premises for the Term of Tenancy and at the Rent as more particularly described in the Schedule I and both parties agree to observe and perform the terms and conditions as follows:-
業主及租客雙方同意遵守及履行下列條款租出及租入附表一內的物業，其租期及租金已列載於附表一內。

1 The Tenant shall pay the Rent in advance on the 15th day of each and every calendar month during the said term. If the Tenant shall fail to pay the Rent after seven days from the due date, the Landlord shall have right to institute appropriate action to recover the rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Landlord.
租客須在租期內每個月份第 15 天上期繳付指定的租金。倘租客於應繳租金之日的七天後仍未清付該租金，則業主有權採取適當行動追討租客所欠的租金，而由此而引起的一切費用及開支將構成租客所欠業主的債項，業主將有權向租客一併追討所欠款項全數。

2 The Tenant shall not make any alterations in and /or additions to the said premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.
租客在沒有業主書面同意前，不得對該物業作任何改動及/或加建，惟業主不得無理拒絕給予租客有關的同意書。

3 The Tenant shall not assign, transfer, underlet or otherwise part with the possession of the said premises or any part thereof to any other person.
租客不得轉讓、轉租或分租該物業或其任何部分或將該物業或其任何部分的佔用權讓予其他任何人等。

4 The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the said premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government.
租客須遵守香港一干法律條例和規則及該物業所屬的大廈有關的公契內的條款。租客亦不可違反屬該物業地段內的官批地契上的任何制約性條款。

5 The Tenant shall pay and discharge punctually during the said term all charges for electricity and telephone and other similar charges payable in respect of the said premises.
租客須在租約期內清繳一切有關該物業的電費、電話費及其他類似的雜費等。

6 The Tenant shall during the said term keep the whole of the interior of the said premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this tenancy.
租客須在租約期內保持物業內部的維修狀態良好(自然損耗及因固有的缺陷所產生的損壞除外)並須於租約期滿或終止時將物業在同樣的維修狀態下交吉交回業主。

7 The Tenant shall pay to the Landlord the Security Deposit set out in the Schedule I for the due observance and performance of the terms and conditions therein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest within 30 days from the date of delivery of vacant possession of the Premises to the Landlord and after fully settlement of all outstanding payments owed by the Tenant to the Landlord. If the Tenant shall commit a breach of any of the terms and conditions herein contained, this Agreement shall absolutely determine and the Security Deposit paid under this
clause shall be absolutely forfeited to the Landlord as and for liquidated damages (but not as penalty) and the rights and remedies given to the Landlord by this clause shall not prejudice any other right of action or any remedy of the Landlord in respect of such breach by the Tenant.
租客須交與業主保證金(金額如附表一所列)作為保證租客遵守及履行此租約上租客所需遵守及履行的條款的按金。若租客在租期內並無干犯此合約內任何條款，則業主須於收回交吉的物業或一切租客欠款後(以較遲者作準)三十天內無息退還該保證金與租客。但若租客違反此合約內任何條款，則此租約立即被終止；且業主可沒收所有保證金。業主沒收保證金的權利將不會影響業主採取任何其他合法行動追討一切因租客違約所引致的損失的權利。

8 Provided that the Tenant paying the rent hereby reserved and all charges payable hereunder and performing and observing the covenants by the Tenant hereinbefore contained may peaceably hold and enjoy the said premises during the said term without any interruption by the Landlord or any person lawfully claiming through or under or in trust for him.
若租客按時清繳租金和雜費及沒有干犯此合約內任何條款，則業主不得在租約期內干擾租客享用該物業。

9 The Landlord shall keep and maintain the structural parts of the said premises in proper state of repair provided that the Landlord' s liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.
業主須保養及適當維修物業內主要結構部分。唯業主須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當。

10 The Landlord shall pay the Property tax payable in respect of the Premises.
業主負責繳付有關該物業的物業稅。

11 The Stamp Duty payable on this Agreement shall be borne by the Landlord and the Tenant in equal shares.
業主及租客平均支付屬此合約的釐印費。

12 The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in the Schedule II (if any).
業主及租客雙方同意遵守附表二內的附加條款 (如有需要)。

13 The Landlord and the Tenant acknowledged the Privacy Policy Statement & Personal Information Collection Statement of the Agent.
業主及租客雙方已知悉代理的私隱政策聲明和收集個人資料聲明。

14 Permitted Use and Floor Area
Purchaser/Tenant hereby acknowledge that before entering into this Agreement, they were informed by the Agent that unless the occupation Permit ('OP') of the said premises has been issued, the permitted use of the said premises cannot be verified/if the OP of the said premises has been issued, the information of permitted use so provided (if any) relates to the permitted use as at the date of the issuance of the OP and apart from the OP, the relevant Government Grant and/or the Deed of Mutual Covenant may contain provisions restricting the use of the said premises for specific purpose(s). They were also informed by the Agent that unless the floor area provided (if any) was obtained from a reasonable source or there was a proper basis to rely on, such information has not been verified and there is no standardized or commonly adopted definition of floor area and they should inspect the said premises and take measurements themselves and seek legal and/or professional advice in relation to the intended specific use and floor area information of the said premises.
許可用途及樓面面積
買方/租客確認於簽署本合約前，代理已告知除非該物業的入伙紙已發出，否則無法核實該物業之許可用途。如該物業的入伙紙已發出，所提供有關用途的資料（如有）僅為入伙紙發出之日的許可用途。而除入伙紙外，有關的政府批地書及/或公契（如有）可能載有限制該物業的特定用途的條文。代理亦已告知除非所提供之樓面面積（如有）乃基於合理來源/恰當根據，否則無法核實該物業之樓面面積。 而樓面面積亦沒有統一/普遍採納的定義，買方/租客應親自視察物業並自行量度樓面面積， 並應就擬作的特定用途及樓面面積資料尋求法律或專業意見。

15 The Tenant shall himself/herself cover insurance for his/her own belongings against Typhoon,Depression, Storm, Flood,Fire, Theft and Accidents in relation to this Tenancy. The Landlord shall not be responsible for any damage or loss under all circumstances.
租客須自投買風災、水、火、盜竊、意外保險，租客如有任何損失，業主不負任何責任。

16 **If there is any conflict between the English version and the Chinese Version in this Agreement the English version shall prevail.**
此合約內的英文文本與中文文本存有差異時，將以英文文本為準。

17 **Security Deposit cannot be utilised as rent payment.**
租客應清楚明白該筆按金不能用作現金支付租金。

• delete where inapplicable
刪去不適用者

Acknowledged the receipt of the Security Deposit of HK$ 104,000.00 by the Landlord
業主確認收到租客所交的保證金
港幣 104,000.00

Acknowledged the receipt of 2 key(s) of the Premises by the Tenant
租客確認接收業主所交屬該物業的鎖匙
共 2 條

Confirmed and Accepted all the terms and conditions contained herein by the Landlord
業主確認及接受這合約內所有條款的約束

Confirmed and Accepted all the terms and conditions contained herein by the Tenant
租客確認及接受這合約內所有條款的約束

Aspire Science And Technology Limited

HKID/B.R.NO. (B649172(9))
香港身分證 /商業登記證號碼: (B649172(9))

Aspire Science And Technology Limited

HKID/B.R.NO. (67021586)
香港身分證 /商業登記證號碼: (67021586)

Schedule I
附表一

The Premises 物業 : OFFICE J ON 31ST FLOOR KING PALACE PLAZA
NO. 55 KING YIP STREET KOWLOON

The Landlord 業主 : WONG CHUK SUK CHUN
whose *address /registered office is situate at 其通訊地址為 / 註冊地址為

聯絡電話 Tel: 9719 9369 / Ms. Pansy Lam

The Tenant 租客 : ASPIRE SCIENCE AND TECHNOLOGY LIMITED
whose *address /registered office is situate at 其通訊地址為 / 註冊地址為

聯絡電話 Tel: 2811 0582 / 許小姐

Term of Tenancy	: From	15-07-2021	to	14-07-2023	(both days inclusive)
租期	由	15-07-2021	至	14-07-2023	(包括首尾兩天)
Rent	: HK$	52,000.00	per month		
租金	每月為港幣	52,000.00			
Security Deposit	: HK$	104,000.00			
保證金	港幣	104,000.00			

Schedule II
附表二

1 Usage 用途
The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for D.M.C. purpose only.
租客除在該物業作 大廈公契 用途外，不可將該物業或其任何部分作其他用途。

2 The Miscellaneous Payments 雜項費用
The following payments shall be paid in respect of the said premises during the Term of Tenancy:
在租期內負責下列費用:

(a) Management fee: 管理費: To be borne by *the Landlord 由 *業主支付。
(b) Government Rates: 差餉: To be borne by *the Landlord 由 *業主支付。
(c) Government Rent: 地租: To be borne by *the Landlord 由 *業主支付。

5 Break Clause 退租權

Notwithstanding anything to the contrary hereinbefore contained, the Landlord/Tenant either party shall be entitled to terminate this Agreement earlier than as herein provided by serving not less than 01 months' written notice or by paying 01 months' Rent in lieu to the Landlord/Tenant/other party provided that the said written notice shall not be served before the expiration of the 12 month of the Term of Tenancy.

儘管與前文不符，業主／租客／任何一方可給予業主／租客／另一方不少於 01 個月的書面通知或 01 個月租金作代通知金提早解除此租約; 唯該書面通知書不得早於由租期起計之 12 個月內發出。

6 Others 其他

1) The unit will repossess the building as it is, When the lease expire, the tenant must be completely returned to the owner, and the tenant does not need to be restored to the owner.
該單位以現狀收樓, 租約期滿時, 租客須完整交回業主, 租客也不需還原給業主.

2) The Landlord Bank: Hang Seng Bank A/C 325-400-6392.